Supplement dated April 27, 2018 to the Symetra Deferred Variable Annuity Prospectus
dated May 1, 1998 as supplemented

The following disclosure is added to the prospectus.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as Purchase Payments made, withdrawals, transfers among Sub-Accounts, death benefit payments and changes to your Sub-Account allocations. We will also send you a quarterly statement which will show (as of quarter end), the purchase and sale transactions made to your Contract Value, your current Sub-Account allocations, and any earnings or losses for the quarter. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.